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                                                                   Exhibit 10.25

                       AMENDMENT NO. 1 TO LEASE AGREEMENT

        THIS AMENDMENT NO. 1 TO LEASE AGREEMENT (this "Amendment") dated as of March 29, 2002, but effective as of October 25, 2001, is made by and between WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee under that certain Trust Agreement dated as of October 25, 2001 ("Lessor") and HUMAN GENOME SCIENCES, INC., a Delaware corporation ("Lessee"), and joined in by VAL T. ORTON, not in his individual capacity, but solely as Maryland Trustee appointed pursuant to that certain Trust Agreement dated as of October 25, 2001 (the "Maryland Trustee")

                                    RECITALS

        A. Lessor and Lessee are parties to that certain Lease Agreement dated as of October 25, 2001 (the "Facility Lease"), pursuant to which Lessor, acting through the Maryland Trustee, subleased the premises more particularly described in Exhibit A to the Facility Lease (the "Property") to Lessee, and Lessee subleased the Property from Lessor, acting through the Maryland Trustee, as evidenced by the execution and recordation of the Lease Supplement.

        B. Lessor and Lessee have agreed to enter into this Amendment for the sole purpose of confirming and clarifying the intent of the parties as provided herein.

                                   AGREEMENTS

        NOW, THEREFORE, for and in consideration of the terms of this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee agree as follows:

        1.      Capitalized Terms.   Capitalized terms used herein but not
otherwise defined herein shall have the meanings assigned thereto in the Facility Lease.

        2. Amendments to Paragraph 2 of the Facility Lease. Paragraph 2 of the Facility Lease is hereby amended to add the following definitions thereto:

                "Claim has the meaning given to such term in the Deed of Trust."

                "Construction Recourse Amount means, with respect to the Additional Improvements, as of any date of determination, an amount to be determined equal to the sum of (i) 100% of the acquisition cost of the Land (if any) and (ii) 89.9% of accrued Facility Costs, plus (iii) any amounts owed pursuant to Section 5.1 and/or Section 5.5(b) of the Deed of Trust in any way relating to or arising out of a Specified Event and (iv) any amounts owed pursuant to Section 5.2 of the Deed of Trust and (v) indemnities payable pursuant to Section 5.4 of the Deed of Trust in respect of amounts payable pursuant to clauses (iii) and (iv), above."

                "Facility Costs has the meaning given to such term in clause (i) of the definition of "Facility Costs" in the Indenture."


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                "Indemnitee has the meaning given to such term in the Deed of
Trust."

                "Specified Event means (i) an Event of Default described in clause (viii) of Paragraph 17(a), (ii) fraud, misapplication of funds, illegal acts or willful misconduct on the part of Lessee, any third party (including, without limitation, any subcontractor) for which Lessee has control or supervisory authority or delegated responsibility by contract or otherwise and their respective employees, officers and agents, (iii) any act or failure to act by Lessee, any third party (including, without limitation, any subcontractor) for which Lessee has control or supervisory authority or delegated responsibility by contract or otherwise and their respective employees, officers and agents (other than failure to complete construction of the Additional Improvements or to cause construction of the Additional Improvements to be completed prior to the expiration of the Construction Period) or (iv) any environmental condition existing with respect to the Property or the Land before the Commencement Date."

                "Subsequent Holder Advances has the meaning given to such term in the Trust Agreement.

        3. Amendment to Paragraph 17 of the Facility Lease. Paragraph 17 of the Facility Lease is hereby amended to add the following subparagraph (f):

                "(f) Limitation of Recourse Liability. Notwithstanding anything set forth in this Paragraph 17 to the contrary, during the Construction Period, upon the occurrence of an Event of Default, unless such Event of Default is, is caused by or results from a Specified Event (in which event the limitations contained in this subparagraph(f) shall not apply), the aggregate amount payable by Lessee on a recourse basis under this Paragraph 17 in respect of the portion of the Lease Balance advanced in connection with the construction of the Additional Improvements (the "Construction Lease Balance") shall be limited to the Construction Recourse Amount. Concurrently with the payment of the Construction Recourse Amount, Lessee shall, immediately upon request by Lessor, relinquish possession of the Property in the condition required by this Lease, subject only to the Head Lease and the Deed of Trust and, immediately upon request by Lessor, convey by deed or other instrument all of Lessee's right, title and interest in and to the Property to Lessor or a party designated by Lessor, subject only to the Head Lease and the Deed of Trust. The foregoing limitation on recourse liability will not apply (i) with respect to any Event of Default caused by or resulting from a Specified Event, (ii) any portion of the Lease Balance other than the Construction Lease Balance (the "Completed Property Lease Balance") or (iii) from and after the Substantial Completion Date. Notwithstanding the foregoing limitation on recourse liability, (x) Lessee shall have full recourse liability for the Completed Property Lease Balance, (y) Lessor shall have the right to proceed against the Property (including, without limitation, the Additional Improvements) and the Land and to exercise any and all rights and remedies hereunder and under the other Operative Documents with respect to the Property and to recover the remaining outstanding Lease Balance and all other amounts due and owing hereunder and under the other Operative Documents from the proceeds of any sale, lease or other disposition thereof, and
(z) each Indemnitee shall have the right to seek indemnification from Lessee for any Claim pursuant to Article V of the Deed of Trust."


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        4.      Amendment to Exhibit C to the Facility Lease.     Exhibit C to
the Facility Lease is hereby amended and restated as follows:



                                   "BASIC RENT

        Subject to adjustment as provided in Paragraph 6(b) of this Lease, Basic Rent, on each Payment Date, shall be an amount equal to the sum of (i) the amount of interest payable on the aggregate sum of the outstanding principal amount of the Bonds as of such Payment Date, (ii) the yield payable on the aggregate sum of the outstanding principal amount of the Certificate as of such Payment Date, and (iii) any other amounts and costs payable or reimbursable pursuant to the Operative Documents as of such Payment Date, including, without limitation, any amounts to be paid or reimbursable by the Issuer, and the Lessor under the MEDCO Note, the Letter of Credit Documents and the Head Lease; provided, however, during the Construction Period, (a) the interest payable on that portion of the aggregate sum of the outstanding principal amount of the Bonds used to establish the Facility Fund shall be treated as Facility Costs and paid by the Lessee from the Facility Fund and (b) the yield payable on that portion of the aggregate sum of the outstanding principal amount of the Certificate used to fund Subsequent Holder Advances shall be capitalized and added to the outstanding principal amount of the Certificate in accordance with
Section 3.2(c) of the Trust Agreement."

        5.      No Default or Event of Default.     Lessee represents and
warrants to Lessor that, as of the date hereof, no Default or Event of Default has occurred and is continuing, or will occur as a result of, or after giving effect to, this Amendment.

        6.      Ratification of Facility Lease.        Except as expressly
amended by this Amendment, the Facility Lease is hereby ratified and reaffirmed and shall continue in full force and effect.

        7.      Applicable Law.    This Amendment shall be governed by the laws
of the State of Maryland.

        8. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original for all purposes, and all counterparts shall together constitute one and the same instrument.

        9. Joinder by Maryland Trustee. The Maryland Trustee joins herein for the sole purpose of acknowledging and agreeing to be bound by the terms, conditions and provisions of this Amendment.



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        IN WITNESS WHEREOF, Lessor and Lessee have caused this Amendment to be signed on their behalf, under seal, by their respective signatories thereunto duly organized as of the date first above written.

                                LESSOR:
                                ------

                                WELLS FARGO BANK NORTHWEST,
                                NATIONAL ASSOCIATION, not in its
                                individual capacity, but solely as
                                Owner Trustee

                                By:    /s/ Val T. Orton
                                       ------------------------------------
                                Name:  Val T. Orton
                                       ------------------------------------
                                Title: Vice President
                                       ------------------------------------

                                LESSEE:
                                ------

                                HUMAN GENOME SCIENCES, INC.

                                By:    /s/ Steven C. Mayer
                                       ------------------------------------
                                Name:  Steven C. Mayer
                                       ------------------------------------
                                Title: Senior Vice President and CFO
                                       ------------------------------------

                                MARYLAND TRUSTEE:
                                                 --------------------------

                                /s/ Val T. Orton
                                -------------------------------------------
                                Val T. Orton, not in his individual
                                capacity, but solely as Maryland
                                Trustee appointed pursuant to that
                                certain Trust Agreement dated as of
                                October 25, 2001


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                                            ACKNOWLEDGED AND APPROVED BY:

MARYLAND ECONOMIC DEVELOPMENT
CORPORATION, as Head Lessor and Issuer

By:     /s/ Hans F. Mayer
        ------------------------------
Name:   Hans F. Mayer
        ------------------------------
Title:  Executive Director
        ------------------------------

ALLFIRST TRUST COMPANY NATIONAL
ASSOCIATION, as Bond Trustee

By:     /s/ David L. Williams
        ------------------------------
Name:   David L. Williams
        ------------------------------
Title:  Senior Vice President
        ------------------------------

ALLFIRST BANK, as Credit Facility Provider,
Agent and Certificate Holder

By:     /s/ Joseph C. Lemense
        ------------------------------
Name:   Joseph C. Lemense
        ------------------------------
Title:  Senior Vice President
        ------------------------------


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